Exhibit 10.15

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM
THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) IS THE
TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR
CONFIDENTIAL. REDACTED INFORMATION IS MARKED WITH A
[*****]

[*****] Inclusive Commercial Health Insurance Project

Cooperation Agreement

Party A (Chief Insurer): […]

Address: […]

Responsible Person: […]

Contact Phone: […]

Party B (Co-insurer): […]

Address: […]

Responsible Person: […]

Contact Phone: […]

Party C (Co-insurer): […]

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Responsible Person: […]

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Party D (Co-insurer): […]

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Party E (Co-insurer): […]

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Party F (Co-insurer): […]

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Responsible Person: […]

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Party G (Co-insurer): […]

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Responsible Person: […]

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Party H (Co-insurer): […]

Address: […]

Responsible Person: […]

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Party I (Co-insurer): […]

Address: […]

Responsible Person: […]

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Party J (Co-insurer): […]

Address: […]

Responsible Person: […]

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Party K (Co-insurer): […]

Address: […]

Responsible Person: […]

Contact Phone: […]

Party L (Technology Service Provider): […]

Address: […]

Responsible Person: […]

Contact Phone: […]

Party M (Insurance Brokerage Service Provider): Sunshine Insurance Brokers (Shanghai) Co., Ltd.

Address: Room 311, Building 3, No. 1800, Xinyang Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

Responsible Person: Luo Xiao

Contact Phone: 021-58901588

Signing Date:	December 2023

Signing Location: […]

To comprehensively and thoroughly implement the “Guidance on Promoting the Development of Inclusive Commercial Health Insurance and Further Improving the Multi-level Medical Security System” jointly issued by the [*****] Provincial Medical Security Bureau, Provincial Tax Bureau, Provincial Local Financial Supervision Bureau, Provincial Department of Education, Provincial State-owned Assets Supervision and Administration Commission, Provincial Civil Affairs Department, Provincial Rural Revitalization Bureau, Provincial Federation of Trade Unions, and Provincial Federation for the Disabled ([*****] Medical Insurance Issue [2022] No. 16), and to perfect the construction of the multi-level medical security system in [*****], accelerate the advancement of the [*****] Inclusive Commercial Health Insurance Project (hereinafter referred to as the “[*****]” project), standardize the operation of the project, and clarify the rights and obligations of all parties in cooperation, the parties have voluntarily reached the following agreement through friendly negotiations on matters related to the “[*****]” project, for mutual compliance and execution.

The “[*****]” co-insurance group is composed of the lead insurer and co-insurers, responsible for the promotion, underwriting, and claims handling related to the “[*****]” project. Party A acts as the lead insurer of this project. Parties B, C, D, E, F, G, H, I, J, and K are the co-insurers of this project.

Party L, as the platform technology service provider for this project, provides technical services including: medical insurance identity verification, personal account docking services, payment platform integration, personal account reconciliation and settlement services, SMS verification services, pre-existing condition verification services, query database interface integration, insurance platform and backend system construction services, fast claim processing systems, third-level security filing services, retrospective system deployment services, and insurance agent tool interface integration. After obtaining authorization from the payer or insured, Party L may act as the policyholder and report to the regulatory authorities on behalf of the lead underwriting company. Party L does not collect or pay premiums nor handle the refund of premiums or claim payments.

Party M, as the insurance brokerage service provider, offers insurance brokerage services to clients, responsible for assisting in the design of the “[*****]” insurance products, aiding in the formation of the co-insurance group, applying for WeChat public account registration, developing and implementing operational promotion plans, and providing customer consultation services.

Chapter 1: Co-Insurance Agreement

Article 1: Co-Insurance Principles

1. The co-insurance companies adhere to the principles of “unified service, shared risk, friendly consultation, and shared benefits.” Based on the insurance contract and this agreement, they jointly undertake the related responsibilities and obligations of the “[*****]” project.

2. The co-insurance companies collectively take responsibility for the “[*****]” project. Parties B, C, D, E, F, G, H, I, J, and K agree to appoint Party A as the lead insurer, who will take the lead responsibility, negotiate with government guidance units, technology service providers, insurance brokerage service providers, and product value-added service providers regarding information system construction, operational promotion, insurance brokerage services, and related product value-added services. Party A is also responsible for integrating the resources of the co-insurance companies and coordinating with provincial and municipal government departments to carry out promotion, underwriting, and claims handling. The co-insurance companies cannot unilaterally withdraw from the “[*****]” co-insurance group or terminate this agreement before the termination of the insurance responsibility under the contract.

3. All co-insurance companies must adhere to the principle of protecting trade secrets and may not disclose any information related to the “[*****]” project to others without permission from the [*****] Provincial Medical Security Bureau.

4. The co-insurance companies must not damage the overall interests of the co-insurance group for any reason.

Article 2: Co-Insurance Operational Mechanism

1. Unified decision-making principle. A project management leadership team is established within the co-insurance group, chaired by the lead insurer. When the co-insurance companies cannot reach a consensus on work matters, decisions are made by voting: a resolution is passed if more than half of the insurance companies agree; otherwise, it is not passed。

2. Unified Management Principle. For matters that require consultation and handling with the [*****] Provincial Medical Security Bureau and related supervisory departments in daily operations, the lead insurer is responsible for communication.

3. Responsibilities of the Lead Insurer. The lead insurer is responsible for the settlement of premiums and payment of insurance benefits with the insured. Other co-insurance companies should actively cooperate and bear responsibility according to their co-insurance ratios.

4. Non-Termination Principle. During the term of the agreement, co-insurance companies may not unilaterally terminate their performance of the agreement. During the co-insurance period, if any insurance company withdraws from the co-insurance group for reasons other than force majeure, in addition to bearing the liability for breach of contract as stipulated in this agreement, its share will be proportionally taken over by the remaining co-insurance companies, who will continue to fulfill the responsibilities.

Article 3: Insurance Responsibilities

1. The co-insurance companies provide insurance services in accordance with the insurance responsibilities of the “[*****]” product. If the responsibilities exceed those covered by the insurance, as per the “Notice on Regulating Urban Customized Commercial Medical Insurance Business by Insurance Companies” (Yin Bao Jian Ban Fa (2021) No. 66), it shall be stipulated in a supplementary agreement after confirmation by the [*****] Provincial Medical Security Bureau, the National Financial Supervisory Administration’s [*****] Regulatory Bureau, and all co-insurance companies.

2. During the validity period of the contract, if changes in insurance responsibilities are caused by policy adjustments, they must be negotiated and agreed upon jointly by the co-insurance companies and the [*****] Provincial Medical Security Bureau, and implemented according to the new policy.

Article 4: Co-Insurance Ratios and Shares

1. Business Objective: Under the guidance of the [*****] Provincial Medical Security Bureau, the overall participation rate target for the second phase of the “[*****]” project is “Secure 8, Aim for 10,” meaning a minimum participation rate of 8%, approximately 2.56 million people, with a target of 10%, approximately 3.2 million people (based on a base of about 32 million people covered by basic medical insurance).

2. Distribution of Premiums between Online and Offline Channels. All premiums are divided into online premiums and offline premiums. Online premiums come from individual policies sold through non-co-insurance body channels such as government, platforms, and media. Offline premiums are generated through the promotional activities of the co-insurance body members via their own channels (including individual and group policy premiums) and are recognized entirely as offline promoted business. Shares of co-insurance are divided between online and offline as follows:

(1) Offline promoted premiums are attributed to each co-insurance company.

(2) Rules for the distribution of online premiums generated by unified promotion through the project operation platform (public premium pool):

a. Fixed share (Tranche A: 40%): The lead insurer, responsible for issuing policies and claims, receives 40% of the public premium pool.

b. Remaining share (Tranche B: 60%): Distributed among all co-insurance companies (including the lead insurer) based on the proportion of each company’s offline premiums to the total offline premiums of the entire co-insurance body.

3. Co-Insurance Ratio for Each Co-Insurance Company = (Allocated Online Premiums + Offline Premiums) / Total Premiums

4. Performance Requirement for Participation in Future Projects: Any co-insurance company that, due to enhanced sales efforts, has an offline sales volume of less than 50,000 policies (covering 50,000 insured persons) in the current year, shall not be eligible to participate in the next phase of the “[*****]” project ([*****] 2025).

5. Interpretation of Online and Offline Descriptions: The descriptions of online and offline activities in subsequent sections of this agreement shall follow the interpretations provided in this article.

Article 5: Underwriting Services

1. Promotion and Insurance Subscription Model: The “[*****]” product adopts a combined online and offline promotion and subscription model, led by the lead insurer, with all co-insurance companies jointly conducting the promotion and implementation. Co-insurance companies must strictly adhere to the agreements specified in the cooperation agreement during the promotional activities:

(1) Use of the “[*****]” WeChat official account and sales tool QR codes as the entry points for insurance subscription.

(2) The platform’s technical service provider is the sole technical liaison, using exclusive QR codes to track insurance participation performance.

(3) Co-insurance companies must subscribe to insurance through the platform, and private underwriting is strictly prohibited.

(4) Co-insurance companies must not engage in unfair competition, including encouraging insured individuals to cancel their policies to reinsure through their own channels.

(5) Co-insurance companies must implement, adhere to, and enforce all national insurance laws and regulations, standardize sales practices, and refrain from using improper means to compete for business. They must work together to maintain the reputation of the insurance industry and stabilize the orderly insurance market through mutual support and cooperative unity. In the process of promotion and business expansion, actions that disrespect or even demean and slander other participating entities must be strictly prohibited. Actions that could damage the “[*****]” brand image must be avoided, and it is imperative to prevent giving insured persons, payers, and insured individuals any benefits that are not stipulated in the insurance contract. Proper management of sales channels must be maintained, including but not limited to cooperating with insurance intermediaries and sales platforms with valid qualifications. Business relations must not be conducted with insurance intermediaries that have not been approved by the national insurance regulatory authority or that have been ordered by the insurance regulatory authority to rectify, revoke, or shut down. If a co-insurance company violates these agreements and the violation is verified, its sales qualification will be terminated from the date of verification.

(6) Co-insurance companies collectively commit that the sales expenses for this project will not exceed 5% of the policy premium, and any increase in sales expenses is strictly prohibited. Additionally, the market sales premium for the “[*****]” product is uniformly set at 149 RMB per person per year. The use of personal business sales expenses to provide additional benefits to the insured or the policyholder is strictly forbidden. If a violation of this commitment by any co-insurance company is discovered and confirmed by the co-insurance companies, the platform will announce this behavior on the “[*****]” official WeChat account.

2. Party A organizes co-insurance companies to report to the regulatory authorities the underwriting responsibilities for “[*****]”, with product details as follows: Attachment 1: [*****] Inclusive Commercial Health Insurance Protection Plan (“[*****]” 2024 Edition).

“[*****]” Product Filing Information
Product name	Type of insurance (terms)	Report document number
[*****]	[…] Personal Social Security Supplementary Medical Insurance Clause (Type B); […] Personal Social Security Supplementary Medical Insurance Clause (Type D); […] Social Security Supplementary Medical Insurance Type B (Internet Exclusive) Clause; […] Social Security Supplementary Medical Insurance Type C (Internet Exclusive) Clause	[*****]; [*****]; [*****]; [*****]

3. Premium Collection

(1) Online Insurance:

The insured selects online insurance through a unified participation identifier. All online premiums go into the “[*****]” premium income special account of the Party M. After the insurance period reconciliation is completed, the Party M will transfer the total online insurance premium amount to Party A’s premium account based on the reconciliation amount. Party A will then distribute the online premium shares determined after reconciliation to each co-insurance company.

(2) Offline Insurance:

The insured can choose offline insurance by recognizing the participation identifier of the co-insurance company in the backend. All offline premiums enter the Party M “[*****]” premium income special account. After the insurance period reconciliation is completed, the Party M will transfer the total offline insurance premium amount to Party A’s premium account based on the reconciliation amount. Party A will then distribute the offline premium amounts corresponding to the insurer’s offline promotion to each co-insurance company.

Bank account for premium collection by Party A’s actual business implementation institution:

Account Name: […]

Bank: […]

Account Number: […]

4. Premium Settlement and Data Reconciliation

Within 15 working days of receiving the premium invoices issued by other co-insurance companies, Party A shall transfer the corresponding premiums to the designated accounts of the other co-insurance companies. For customers requesting cancellation of their policy during the coverage period, upon submission of reasonable and complete application materials, Party A will review the customer’s application materials and calculate the refundable premium. Once the customer’s confirmation is obtained, Party A will send the cancellation application materials by email to the Party M and transfer the refundable premium to the Party M within 10 working days. The Party M should pay the refundable premium based on the customer information provided by Party A within 10 working days after receiving the cancellation request from Party A. Premiums for “[*****]” purchased through individual accounts of the employee medical insurance are uniformly settled and paid by the medical insurance centers of each coordinating area in [*****] (excluding [*****]) directly with the Party M.

Party A’s Billing Information and Bank Account for Premium Collection by Co-insurance Parties:

Entity Name: […]

Tax ID: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party B’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank Account Number: […]

Bank: […]

Party C’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank: […]

Account Number: […]

Party D’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank: […]

Account Number: […]

Party E’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank: […]

Account Number: […]

Party F’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank: […]

Account Number: […]

Party G’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank: […]

Account Number: […]

Party H’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank: […]

Account Number: […]

Party I’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank: […]

Account Number: […]

Party J’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank: […]

Account Number: […]

Party K’s Actual Business Implementation Institution’s Bank Account for Premium Collection:

Account Name: […]

Bank: […]

Account Number: […]

5. Technical Platform Service Provider (Party L) Rules for Pushing Underwriting Data to the Co-insurance Body:

Online Insurance Enrollment:

Provide the customer’s name and ID number. However, distribute the participants to each insurance company based on the proportion of each company’s offline premium amount to the total offline premium amount of the entire co-insurance body. The telephone number of the participant is assigned to the insurance company that receives the participant’s data, and there is no sharing of data between insurance companies.

Offline Insurance Enrollment:

Provide all customer details (including phone numbers) for offline insurance taken through their own company, and for offline insurance taken through other companies, provide only the name and ID number.

Division and Handling of Online Insurance Customer Data:

After the premium collection period ends, the technical platform service provider will distribute the data according to the final confirmed co-insurance ratios. The principles for customer distribution are as follows:

Distribute according to each party’s share proportion based on one-year age segments.

Assign members of the same family to the same company.

Customers with pre-existing or current medical conditions being treated are distributed according to each party’s share proportion.

The customer distribution program of the technical platform service provider is reviewed by the IT personnel of each co-insurance entity.

6. Issuance of Insurance Policies:

Online and Offline Insurance:

Party A is responsible for issuing insurance policies and full premium VAT invoices for both online and offline insureds. For corporate insureds, Party A is responsible for issuing both the insurance policy and the full premium invoice, while individual insureds are only provided with proof of insurance and are not provided with invoices. The “[*****]” co-insurance body entrusts Party L to generate electronic proof of insurance, which displays only the insurance responsibilities and special agreements of “[*****]”, coverage responsibilities, policy data, and friendly reminders, and also lists the names of all co-insurance companies at the bottom. Party A, representing the co-insurance body, confirms the content that should be displayed on the electronic proof of insurance before Party L generates the specific electronic proof.

Technical Platform Service Provider (Party L) provides Party A with the names and ID numbers of all customers (including those from online and offline insurance) for the purpose of Party A issuing insurance policies.

Article 6: Claims Services

1. Party A shall actively coordinate with all co-insurers to handle insurance claims in accordance with relevant laws and regulations.

2. Party A shall implement “fast payment” settlement of claims as required by the [*****] Provincial Medical Security Bureau.

3. For “[*****]” insured persons who receive inpatient treatment at designated medical institutions or incur medical expenses for certain high-cost drugs (at outpatient departments of designated medical institutions and dual-channel pharmacies under medical insurance), the claims will be rapidly settled after basic medical insurance settlements.

4. The medical expenses of the insured shall be reimbursed by Party A, which will allocate the funds to the insured based on the data provided by the medical insurance department.

5. Party A will initially advance the claim expenses and, on the day of each claim data push, will prepare the “[*****] Commercial Health Insurance Claims Expenditure Statement (Year Month Period).” Co-insurers must, within 10 working days of receiving the monthly claims expenditure statement from Party A, transfer the claim payments into the designated account of Party A according to their respective shares. Party A will provide only this document as the basis for reimbursement of claims, and co-insurers may not delay or refuse reimbursement on the grounds of incomplete documentation. Each co-insurer should designate a person responsible for settlement. The main responsibility for subrogation lies with Party A, with the cooperation of all co-insurers, and the proceeds from subrogation, after deducting the expenses, should be distributed according to the co-insurance ratio. Co-insurers that fail to pay the reimbursement within 10 working days must pay a late fee of 10% of the claim amount due to the lead insurer and are not eligible to participate in the next “[*****]” project ([*****] 2025).

Party A’s Claim Transfer Account:

Account Name: […]

Bank Account Number: […]

Bank: […]

6. The amount of claims paid by each co-insurer must be consistent with the amount confirmed by Party A, and no refusal to pay claims is allowed for any reason. In cases of system errors or operational mistakes, co-insurers should settle the claims with Party A first, and if Party A confirms that there was an error in payment, adjustments should be made during the settlement of the following month’s claims.

7. For special claims cases, Party A may organize a consultation with the co-insurers to jointly negotiate and resolve the issues and create written documentation as part of the claims records.

8. Co-insurers may not delay or refuse to pay “[*****]” insurance claims payments for any reason; otherwise, they are considered to be in breach of contract and must bear the corresponding liability for breach of contract. Moreover, Party A has the right to initiate litigation, and all expenses arising from the litigation, including but not limited to court fees and attorney fees, shall be borne by the party in breach.

Article 7: Other Expenses and Cost Sharing

1. Scope of Other Expenses:

Insurance Brokerage Service Fees: Costs related to assisting in the design of insurance product schemes, the formation of co-insurance bodies, and the development and implementation of related promotional and operational plans.

Technical Service Fees: Costs incurred for medical insurance identity verification, individual account deductions, fast claim settlements, and project platform development.

Professional Service Fees: Costs that may arise according to relevant requirements, including but not limited to project consulting fees, project audit fees, and project certification and assessment fees. These expenses are to be shared by the co-insurance companies according to the proportion of co-insurance premiums.

Other reasonable expenses agreed upon by the co-insurance body.

2. Technical Service Fees:

The technical service fees are to be equally shared by the co-insurance companies, i.e., each co-insurance company’s share of the technical service fees = Total technical service fees / Number of co-insurance companies.

3. All other above expenses are to be shared by the co-insurance companies according to the proportion of co-insurance premiums.

4. Billing information for the co-insurance companies is as follows:

Party A’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party B’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party C’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party D’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party E’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party F’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party G’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party H’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party I’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party J’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Party K’s Actual Business Landing Institution Billing Information:

Company Name: […]

Tax Number: […]

Address: […]

Phone: […]

Bank: […]

Account Number: […]

Article 8: Rights and Obligations of the Co-insurance Body

1. Rights and Obligations of the Lead Insurer:

(1) As the lead insurer, Party A is responsible for handling all business matters between the co-insurance companies and the [*****] Medical Security Bureau, the Party L, the Party M, the insured, and the beneficiaries, in accordance with the contract.

(2) Party A represents the co-insurance body in fulfilling the insurer’s responsibilities stipulated in the contract, designates accounts for premium income and claim payments, and is responsible for the unified collection of premiums, issuing of policies, claim settlements, business processing standards, and co-insurance body management. Party A coordinates with each co-insurance company and the [*****] Medical Security Bureau to communicate or obtain necessary materials and provides these materials to the co-insurance companies.

(3) Party A represents all co-insurers in completing the service requirements of the [*****] Medical Security Bureau for insurers stipulated in the contract and ensures the legality, authenticity, and accuracy of the costs related to this project during the service process.

(4) Party A is required to allocate premiums to each co-insurer within the specified time frame and pay claims to the insured. Party A guides and standardizes the commercial health insurance service processes and work standards.

(5) Party A leads in conducting promotional activities for “[*****],” collecting insurance premiums, and settling claims.

(6) Party A is responsible for refining the insurance product details according to project needs, specifying the scope of disease screening, and filing with the [*****] Medical Security Bureau.

2. Rights and Obligations of Co-insurers:

(1) The co-insurers (other co-insurance companies) shall actively cooperate with Party A in underwriting and claim services for “[*****]” according to the insurance product scheme, claim handling methods and timeliness, management fees, dispute resolution, and other relevant terms stipulated in this cooperation agreement.

(2) The co-insurers (other co-insurance companies) shall pay the corresponding claims to Party A within the time limits set by this agreement.

(3) The co-insurers (other co-insurance companies) shall bear the costs of managing “[*****]” according to their share in the co-insurance.

(4) The co-insurers (other co-insurance companies) shall actively cooperate with Party A in promotional services, archive management, complaint management, telephone callbacks, and satisfaction surveys for “[*****]” when requested by Party A, to ensure the smooth operation of the project.

(5) The co-insurers (other co-insurance companies) shall implement project services according to standardized service processes and work standards.

Chapter II Technical Service Agreement

Article 9: Scope of Cooperation

As insurance organizations, the co-insurance companies are responsible for the overall operation of the “[*****]” initiative, drawing on their extensive experience in insurance operations. With the unanimous consent of the co-insurance body, the “Party L,” a technology company with experience in similar projects across multiple regions, is entrusted to handle the technical and related services for the “[*****]” project. A brief description of the services and work is as follows, with detailed content available in “Appendix 2: Function List”:

Insurance System Technical Services

(1) Mobile Insurance Platform: Individual online insurance participation (including online insurance, post-verification of insured status import/export, and management of payment orders), group online corporate reservations, insurance notifications, and insurance information inquiries.

(2) Personal Center Features: Account information management (including account unlinking, personal information registration and modification, feedback, privacy agreement), order management (including order cancellation, viewing details), and voucher query and download.

(3) PC Insurance Platform: Includes policy management, sporadic offline insurance management, group business processing (including online insurance reservations, list verification uploads, batch import of insurance orders), related interface integration (insurance channels, verification data, payment interfaces), reconciliation support, and agent information management.

(4) Data Management Features: Real-time data dashboards on PC and mobile, payment platform and reconciliation services, batch order queries and exports (payments, refunds), and agent list and performance queries.

(5) Integration with Personal Medical Insurance Account System: Providing services to integrate with the personal medical insurance account system, verifying medical insurance information, facilitating payment channels, medical insurance refunds, data collection, analysis, and order exports.

Claim Technical Services

(1) PC-based Claim Service Platform: Includes user permission management (user and role management), policy management, basic management (manage designated hospitals, insurance institutions, three catalogs, designated pharmacies, compensation responsibilities, protection plans, insurance products), claim management (claim filing, preliminary review, secondary review and settlement formulation, handling of exceptional claims, comprehensive case inquiry, claim reporting statistics), quick claim case inquiry, payment management, and log management.

(2) Mobile Claim Service Platform: Includes user information management, mobile incident reporting, material submission (including supplementary submissions), and inquiries into claim progress and results.

(3) Interface Development and Integration: Includes integration and synchronization with the insurance system.

Information Platform Provided by the Party L: The insurance system must meet the Level 3 requirements for network security protection and obtain relevant certifications. The traceable system provided by the Party L for insurance and claims processes should meet the requirements specified in the “Notice on Regulating Internet Insurance Sales Behavior and Traceable Management” issued by the China Banking and Insurance Regulatory Commission. This includes recording and preserving the operational trajectories of the insured and the policyholder on the sales page, which should include the time points at which the policyholder enters and leaves the sales page, the content and timing of what the policyholder and the insured fill in or select on the sales page. The sales page should include prompts to enter the insurance process, display explanations of the insurance terms, fulfill prompts and clarify obligations, verify the identity of the policyholder, and allow the policyholder to fill in insurance information, independently confirm reading the relevant information, submit the insurance application, and pay the premium. The retention period for traceable materials starts from the termination date of the insurance contract, not less than five years for insurance periods of less than one year, and not less than ten years for insurance periods exceeding one year.

Article 10: Acceptance Standards

The Party L shall provide the technical service content stipulated in “Article 9: Scope of Cooperation,” which must include the following functions and modules:

Insurance System Technical Services

(1) Mobile Insurance Platform: Individual online insurance participation (including online insurance, post-verification of insured status import/export, and management of payment orders), group online corporate reservations, insurance notifications, and insurance information inquiries.

(2) Personal Center Features: Account information management (including account unlinking, personal information registration and modification, feedback, privacy agreement), order management (including order cancellation, viewing details), and voucher query and download.

(3) PC Insurance Platform: Includes policy management, sporadic offline insurance management, group business processing (including online insurance reservations, list verification uploads, batch import of insurance orders), related interface integration (insurance channels, verification data, payment interfaces), reconciliation support, and agent information management.

(4) Data Management Features: Real-time data dashboards on PC and mobile, payment platform and reconciliation services, batch order queries and exports (payments, refunds), and agent list and performance queries.

(5) Integration with Personal Medical Insurance Account System: Providing services to integrate with the personal medical insurance account system, verifying medical insurance information, facilitating payment channels, medical insurance refunds, data collection, analysis, and order exports.

Claim System Technical Services

(1) PC-based Claim Service Platform: Includes user permission management (user and role management), policy management, basic management (manage designated hospitals, insurance institutions, three catalogs, designated pharmacies, compensation responsibilities, protection plans, insurance products), claim management (claim filing, preliminary review, secondary review and settlement formulation, handling of exceptional claims, comprehensive case inquiry, claim reporting statistics), quick claim case inquiry, payment management, and log management.

(2) Mobile Claim Service Platform: Includes user information management, mobile incident reporting, material submission (including supplementary submissions), and inquiries into claim progress and results.

(3) Interface Development and Integration: Includes integration and synchronization with the insurance system, provincial medical insurance platform, and insurance institution platforms for information exchange and synchronization.

Article 11: Service Fees and Payment Methods

1. Fee Payment: The co-insurance companies shall pay the Party L the agreed technical service fees totaling RMB […]. The fee for the insurance system technical services (including SMS notification costs) is RMB […], and the fee for the claim system technical services (including SMS notification costs) is RMB […].

2. Fee Apportionment: The technical service fee shall be apportioned among the co-insurance companies, such that each co-insurance company shall pay an amount equal to the total technical service fee divided by the number of co-insurance companies.

3. Additional Services: If, during the project period, the co-insurance companies require the Party L to develop additional functions or modifications beyond those stipulated in the system functions agreed in this contract (Appendix 2: Function List), the Party L shall charge a service fee of RMB […]. The actual workload and total amount shall be confirmed in writing after assessment and negotiation by the Party L and the co-insurance companies, and the cost of additional function development or modification shall be apportioned among the co-insurance companies.

4. Payment Method: Each party of the co-insurance should pay the respective amounts to the Party L within 15 working days after the end of the publicly announced payment period and upon receipt of the invoice issued by the Party L. The apportioned amounts shall be calculated according to the apportionment rules set out in this article, based on the final invoice amount issued by the Party L. The invoicing information of the co-insurance companies shall be as agreed in Chapter 1, Article 7.

5. Bank Account Information for Party L :

Account Name: […]

Bank: […]

Account Number: […]

6. Payment Obligations: The co-insurance companies shall each pay their apportioned share of the technical service fees as agreed in this contract, and the Party L shall issue VAT invoices to the co-insurance companies for the respective amounts. If any of the co-insurance parties fail to make payments on time as stipulated in this contract, they shall pay a penalty to the Party L of 0.05% of the overdue amount per day. If the delay exceeds 30 working days, the Party L has the right to terminate the contract and demand compensation for losses from the co-insurance companies.

Article 12: Rights and Obligations of the Parties

1. Rights and Obligations of the Co-Insurance Group:

(1) The co-insurance companies agree to appoint Party A as the lead insurer to negotiate with the technology service provider on matters related to the construction of the information system, and to represent the co-insurance group in demanding and accepting the services and quality provided by the Party L.

(2) Provide necessary facilities as required by law, supply relevant documents and information for the project (such as providing the corresponding technical interface, hardware and software environment, and obtaining written authorization of personal information from clients to ensure smooth execution of the agreement), ensuring accuracy, legality, and completeness.

(3) Jointly agree on project-related matters with the Party L and closely cooperate in the execution of project-related tasks. Assign dedicated personnel to coordinate with the Party L.

(4) Adhere strictly to national laws and regulations regarding personal information protection and data security, except as provided in Article 17 of this agreement.

(5) Pay fees to the Party L as agreed.

2. Rights and Obligations of the Party L:

(1) Responsible for providing services to the co-insurance group as stipulated in “Article 9” of this agreement.

(2) Ensure that the service standards and systems provided are coordinated and integrated with the overall scheme of the co-insurance group. After the development of the service system is completed, responsible for the routine maintenance of the system during the effective period of the agreement.

(3) Except as stipulated in “Article 17” of this agreement, in the context of the service objectives of this agreement, if it involves the collection, retention, and use of personal information of the co-insurance group’s clients, the Party L must strictly adhere to legal and regulatory requirements and request the co-insurance group to provide the necessary written authorization from the clients (this stipulation does not exempt the co-insurance group from obligations they are required to fulfill by law).

(4) During the provision of technical services by the Party L, the co-insurance group must provide necessary cooperation. If the actual needs of the co-insurance companies exceed the functionality specified previously, additional service fees and extended timelines may be negotiated and confirmed, and shall not be considered a breach by the Party L.

(5) Has the right to demand payment of fees from the co-insurance companies.

Chapter 3: Insurance Brokerage Service Agreement

Based on the fact that Party M is a leading domestic internet insurance brokerage company with extensive experience in insurance brokerage services for similar projects across multiple regions, the co-insurance group and Party M have agreed that under this agreement, for the “[*****]” business, Party M will provide insurance brokerage services for the policyholders based on their interests, specifically for signing insurance contracts with the co-insurance group concerning the “[*****]” business. The specific services and work content are as follows:

Article 13: Cooperation Content

1. It is agreed between the co-insurance group and Party M that under this agreement for the “[*****]” business, Party M, based on the interests of the policyholders, will provide brokerage services for the policyholders and the co-insurance group to sign insurance contracts. Party M will provide customer consultation services, training services, etc., based on the actual business needs of the “[*****]” project.

2. The co-insurance group agrees to delegate Party A to issue insurance policies according to the insurance plan previously confirmed through communication with Party M, and to pay brokerage and service fees to Party M according to the agreed rates. The business of the insurance products under cooperation belongs to Party A and the related co-insurance units of Party A.

3. Party A, on behalf of the co-insurance group, delegates Party M to collect insurance premiums. Party M should set up a special account for premium collection as required by the National Financial Supervisory Authority, and based on the agreement, pay all the full premiums of the insured policies to Party A. After the insurance period ends, the business departments of both parties will start reconciling and notify their respective financial departments of the reconciliation results. After verification by the financial departments, Party M’s financial department shall pay Party A within 15 working days.

4. The cooperative sales region under this agreement is “[*****] (excluding [*****]).” Any expansion of the sales region will be agreed upon separately. Party A is responsible for issuing policies, customer service, and cost settlement.

5. During the sales and claims period of “[*****],” the customer service hotline [*****] will be primarily used, with the chief insurer’s claims team and customer service team assisting in handling. During the sales and claims period, when customer complaints are received, the [*****] customer service hotline needs to prioritize handling regulatory complaints; if it affects the chief insurer’s rating, Party A may request Party M to reduce the commission rate, with the specific adjustment method to be agreed upon separately by Party A and Party M.

Article 14: Premium Collection and Settlement

1. Party A, on behalf of the co-insurance group, delegates Party M to collect insurance premiums. Party M should set up a special account for premium collection as required by the National Financial Supervisory Authority, and based on the agreement, pay all the collected premiums of the insured policies under this project to Party A.

2. After the concentrated insurance period of “[*****]” ends, Party M should reconcile and settle funds with Party A, and notify Party A after verification. Party A will then distribute the funds to the co-insurance group according to the co-insurance ratio and share agreed in this agreement.

The bank account of Party A’s actual business landing institution for collecting premiums is:

Account Name: […]

Bank: […]

Account Number: […]

The special bank account of Party M for collecting premiums:

Name: […]

Bank: […]

Account Number: […]

Article 15: Commission Settlement

1. As the insurance brokerage company assisting in the design of the “[*****]” insurance product scheme, assisting in forming the co-insurance group, collecting and paying premiums, registering and operating the WeChat public account, Party M is responsible for the operation and promotion of this project, customer consultation, etc., and provides the co-insurance group with employee training and promotional guidance related to this project. Party M has the right to collect brokerage commissions from the co-insurance group as agreed in this agreement.

2. The insurance products and fee settlement ratios for this project are as follows, and the co-insurance group must pay the brokerage fee to Party M according to the standards agreed in the agreement:

Product Name	Type of insurance (terms)	Registration Number	Fee settlement ratio
[*****]	[…] P&C Personal Social Security Supplementary Medical Insurance Clause (Type B); […] P&C Personal Social Security Supplementary Medical Insurance Clause (Type D); […] P&C Social Security Supplementary Medical Insurance Type B (Internet Exclusive) Clause; […] P&C Social Security Supplementary Medical Insurance Type C (Internet Exclusive) Clause	[*****]; [*****]; [*****]; [*****]	10.6%

3. Regarding the insurance brokerage services provided by Party M, the brokerage fee is calculated based on 10.6% of the total insurance premium actually received by the co-insurance group company for each policy under all business of this project (including individual and group policies), and insured in the core system of the co-insurance group company.

4. The co-insurance group company shall provide Party M with a brokerage fee settlement statement within 15 days after the effective date of the policy in this project. After verification by both parties, Party M shall issue a special VAT invoice to the co-insurance group company (a special VAT invoice with a tax rate of 6%). Within 15 working days after receiving the special VAT invoice issued by Party M, the co-insurance group company shall pay the corresponding brokerage fee to the account designated by Party M, and Party M shall be responsible for paying the related taxes and fees on the brokerage fee. After the sales period, if Party M has confirmed the amount of brokerage commission with all parties of the co-insurance group through the fee settlement statement, regardless of whether it has been paid and for any reason, all parties of the co-insurance group shall pay the confirmed brokerage commission to Party M, and it shall not be refunded.

5. Special bank account for Party M to receive brokerage fees:

Name: […]

Bank: […]

Account Number: […]

6. Party M shall ensure that it issues a special VAT invoice to the co-insurance group company upon receiving a written notice from the latter. The invoicing information of the co-insurance group company shall be as stipulated in “Chapter 1, Article 7.”

7. Party M must strictly adhere to relevant tax laws and regulations and issue lawful special VAT invoices.

8. If the special VAT invoice issued by Party M is lost, destroyed, or stolen before delivery to the co-insurance group company due to reasons attributable to Party M, causing the invoice not to be successfully delivered, Party M shall be responsible for providing information according to the tax laws and ensuring that the co-insurance group company successfully obtains the deduction.

9. To ensure that the obtained invoices can be deducted in a timely and successful manner, if an invoice issued by Party M is lost after being delivered and signed for by the co-insurance group company, Party M shall assist the co-insurance group company by providing relevant information in accordance with the tax laws and regulations. All expenses or costs arising from this shall be borne by the co-insurance group company.

Article 16 Rights and Obligations of the Parties

1. The co-insurance group company has the following rights:

(1) The right to require Party M to keep the co-insurance group company’s commercial secrets confidential;

(2) The right to demand that Party M adheres to the principle of utmost good faith and fulfills its duty of disclosure in conducting brokerage business;

(3) The right to request Party M to provide relevant information or data related to this project that does not involve Party M’s commercial secrets;

(4) The right to require Party M to perform related services stipulated in the agreement: customer service, operational promotion, and other related matters;

(5) The right to review the marketing materials of Party M.

2. The co-insurance group company shall fulfill the following obligations:

(1) To provide Party M with the necessary business documents, terms, and other supplies. If the co-insurance group company needs to change related business rules (insurance rules, product discontinuation, etc.), it should consult with Party M in advance and notify Party M 10 days before the changes;

(2) The co-insurance group company shall pay the brokerage fee to Party M on time according to the terms of this agreement. The co-insurance group company supports paying the corresponding brokerage fee to Party M for premiums received, even if not fully paid by Party A. If the co-insurance group company violates the regulations and fails to pay the brokerage fee on time, Party M has the right to charge a penalty of 0.05% per day on the unpaid brokerage fee from all parties of the co-insurance group and may terminate this agreement.

3. Party M has the following rights:

(1) The right to receive relevant terms, documents, business information, and authorization to review promotional materials provided by the co-insurance group company;

(2) The right to demand payment of the brokerage fee from the co-insurance group company as stipulated in this agreement.

4. Party M shall undertake the following obligations:

(1) When conducting brokerage business, Party M should fulfill its obligation to disclose information truthfully;

(2) Party M has a duty of confidentiality and must not disclose any information or data about the co-insurance group company obtained through brokerage activities to third parties;

(3) Party M should strictly follow the insurance terms, rates, documents, and practices provided by the co-insurance group company in conducting insurance brokerage business, and must properly keep the documents and information provided by the co-insurance group company, without losing or transferring them to others, nor altering any documents or information;

(4) When collecting brokerage fees, Party M should provide a brokerage fee invoice supervised by the national tax authorities to the co-insurance group company;

(5) To supervise and guide clients in disaster prevention, loss prevention, and safety measures, safeguarding the interests of the co-insurance group company;

(6) To cooperate with the co-insurance group company in collecting information/data and handling claims in brokerage business.

Chapter 4: Other Provisions

Article 17 Confidentiality Clauses

1. All parties and their staff shall have a duty of confidentiality regarding the following information accessed, used, or generated during the operation of the “[*****] Insurance” project:

(1) Insured individuals and their employers’ social insurance registration information.

(2) Information on social insurance fees paid by the insured and their employers.

(3) Information on the insured’s payment years and personal account.

(4) Medical information of the insured.

(5) Information on social medical insurance and commercial health insurance benefits enjoyed by the insured.

(6) Other information reflecting the personal rights of the insured.

The above information shall not be disclosed to any third party without the written consent of the [*****] Provincial Medical Insurance Bureau or the co-insurance group.

2. Any party that violates the confidentiality obligations and causes losses to the insured, the co-insurance company, the platform technology service provider, the insurance brokerage service provider, or their employers shall be legally liable for compensation.

3. Specific rules and requirements for project information sharing shall be stipulated in a supplementary agreement signed by all parties.

4. This agreement shall not terminate upon the termination of this contract.

Article 18 Intellectual Property Right

1. The intellectual property rights used by Party L to fulfill this agreement and other results obtained before the signing of this agreement, including copyrights, patent rights, and other intellectual property rights, shall remain owned by Party L.

2. Intellectual property rights for exclusive technical results formed based on the services of this agreement shall belong to Party L.

3. Party L guarantees that the technology provided for the services of this agreement does not infringe on the legal rights of any third parties. If this leads to third-party claims, Party L shall bear all responsibilities.

Article 19 Breach of Contract

1. Any party that violates the terms of this agreement shall be liable for breach of contract; if direct economic losses are caused to the other party, compensation shall be provided for these direct losses.

2. If any party’s serious breach of contract involves criminal activities, the other party may report or sue the offending party to judicial authorities.

3. Unless otherwise stipulated in this agreement, any party causing losses to another party due to violation of this agreement and its supplementary agreements may unilaterally terminate this agreement and pursue the breaching party for breach of contract.

Article 20 Anti-False Advertising Clause

1. All parties shall strictly adhere to the laws of the People’s Republic of China, including the Copyright Law, Trademark Law, Patent Law, Anti-Unfair Competition Law, Contract Law, and Advertising Law. All parties have the right to use or promote matters agreed in this contract within the agreed scope in a true and reasonable manner, but must not involve confidential content specified in the contract. To avoid risks of trademark infringement and unfair advertising, parties must obtain written consent from the brand owner before using the other party’s trademarks, brands, or company names for promotion; otherwise, they cannot use or promote them.

2. All parties hereby promise the following:

(1) To actively respond to reasonable requests for use or promotion of cooperation matters raised by any party.

(2) Any unauthorized use of trademarks, brands, and company names for commercial promotion; fabrication of cooperation matters; exaggeration of the scope, content, effects, scale, or degree of cooperation that violates this agreement and may constitute unfair competition due to false advertising, the compliant party or the aggrieved party has the right to pursue corresponding legal responsibilities.

Article 21 Anti-Commercial Bribery Clause

1. All parties are aware and willing to strictly comply with the anti-commercial bribery laws of the People’s Republic of China. Both parties understand that any form of bribery and corruption is illegal and will be severely punished by law.

2. None of the parties may demand, accept, offer, or give any benefits outside the terms of the agreement to the other party or their agents or other related personnel, including but not limited to rebates, cash, shopping cards, physical goods, securities, travel, or other intangible benefits.

3. Any commercial bribery by the agents of the parties is strictly prohibited. Any such behavior listed in clause two by the agents of the parties will be punished by the company policies of the parties and national law.

4. Any behavior listed in clause two conducted by the agents of the parties for the purposes of this contract with any third party outside of this contract is a violation of national law and will be punished by national law.

5. If a party or its agents violate the provisions of clauses two, three, or four, causing losses to the other party, they shall be liable for damages.

6. ”Other related personnel” referred to in this clause includes individuals who have a direct or indirect interest in the contract other than the agents of the parties, including but not limited to the family and friends of the contract agents.

Article 22 Anti-Money Laundering Clause

1. The co-insurance agrees to entrust Party A to fulfill the anti-money laundering obligations related to the “[*****] Insurance” project. All parties shall comply with and implement the “Anti-Money Laundering Law of the People’s Republic of China,” “Administrative Measures for the Identification of Financial Institution Customers and the Management of Customer Identity Information and Transaction Records,” “Administrative Measures for Reporting Large-Scale Transactions and Suspicious Transactions by Financial Institutions,” “Notice on Strengthening Anti-Money Laundering Customer Identification Work,” “Guidelines for the Construction of Anti-Money Laundering Transaction Monitoring Standards by Obligated Institutions,” and “Anti-Money Laundering Management Measures for the Insurance Industry” and other legal and regulatory requirements to fulfill related anti-money laundering obligations.

2. If Party A discovers any abnormal situations in the transaction process, or situations that meet the criteria for large-scale transactions, it should promptly inform the other parties. All parties should comply with the “Administrative Measures for Reporting Large-Scale Transactions and Suspicious Transactions by Financial Institutions” to report large-scale and suspicious transactions.

3. Party M has a duty to cooperate with Party A in conducting due diligence during the establishment and maintenance of business relations. Party M should provide genuine and valid identity documents or proofs, accurately and completely fill out relevant identity information, and truthfully provide information and materials related to the beneficial owners. According to Party A’s request, Party M should truthfully provide materials related to the purpose and nature of establishing business relations or transactions, the source and use of funds. If Party M does not cooperate with Party A in taking reasonable due diligence measures according to anti-money laundering regulations, Party A has the right to restrict or refuse to handle the business and report suspicious transactions as necessary. If Party M receives or makes payments in cash with Party A for related expenses and the amount exceeds the specified limit, Party M should immediately notify Party A of the cash payment situation and cooperate with Party A to complete the reporting to the China Anti-Money Laundering Monitoring Center and other related work.

Article 23 Consumer Rights Protection

1. The co-insurance has the right to supervise and evaluate Party M’s work related to consumer rights protection. If Party M is found to be infringing on consumer rights, the co-insurance has the right to urge Party M to make corrections. If Party M refuses to make corrections or is not actively making corrections, the co-insurance may unilaterally terminate the cooperation agreement and list Party M’s institution on the co-insurance’s blacklist of cooperation institutions. Party M shall bear any adverse consequences resulting from this.

2. Party M should disclose product and service information properly and ensure that co-insurance customers are fully and truthfully introduced to the cooperative business, ensuring that Party A’s customers fully understand the content of the cooperation. Party M must not exaggerate the functions of the business, charge additional fees, or violate consumer rights and regulations set by regulatory authorities. Party M shall bear any losses caused to the co-insurance and its customers due to violations by Party M and its business personnel.

3. In case of consumer disputes arising from cooperative business, Party M should actively cooperate with Party A to properly handle the complaints and verify the complaint issues. If Party M is found to have breached the contract under this agreement, the co-insurance may hold Party M accountable; if consumer disputes arise from value-added services provided by Party M to co-insurance customers outside of this contract, Party M shall handle them unilaterally.

4. According to the relevant regulatory requirements of the National Financial Supervisory Administration, Party M must provide the co-insurance with measures or systems related to consumer rights protection before conducting business.

5. The co-insurance and Party M should effectively protect consumer personal information, jointly handle consumer personal information based on consumer authorization and consent, and ensure that there is no data misuse or leakage.

6. To effectively prevent and accurately handle emergencies involving cooperative business, Party M should establish relevant emergency plans, properly handle emergencies, and ensure the continuity of services. After an event occurs, Party M should promptly report the relevant impact of the cooperative business to the co-insurance.

7. Party M should ensure that the relevant cooperative actions comply with laws, regulatory regulations, and industry rules, and manage risks properly.

Article 24 Customer Information Protection Clause

If customer information collection, use, and processing are involved in the cooperation, it must comply with the “Civil Code,” “Personal Information Protection Law,” “Data Security Law,” “Cybersecurity Law,” “Consumer Rights Protection Law,” “Decision of the Standing Committee of the National People’s Congress on Strengthening the Protection of Network Information,” national standard “Information Security Technology Personal Information Security Specification,” and other regulations, following the principles of legality, propriety, necessity, and honesty. The purpose, method, and scope of collecting, using, and processing information must be clearly indicated to customers, and customer authorization and consent must be obtained. Specific requirements are as follows:

1. The collection, use, and processing of customer personal information must be based on legal obligations or actions necessary to fulfill this agreement and must collect customer information within the necessary scope of fulfilling this agreement. Without customer authorization and consent, customer personal information shall not be publicly disclosed, nor transferred or sold to third parties.

If one party provides the other party with personal information it processes, it must inform the individual of the recipient’s name or personal name, contact information, processing purpose, processing method, and types of personal information, and obtain the individual’s separate consent. The information recipient must process personal information within the scope of the aforementioned processing purpose, method, and types of personal information. If the information recipient changes the original processing purpose or method, it must renegotiate and obtain the customer’s personal consent anew.

2. The retention period for customer personal information should comply with the shortest necessary time to achieve the business processing purpose of this agreement. After completing the collection and use purposes, customer personal information obtained during the cooperation process should be promptly deleted or anonymized. If this contract does not take effect, is invalid, terminates, or is revoked, Party A has the right to demand that Party M return or delete customer information.

3. The processing of sensitive customer information should have a specific purpose and sufficient necessity, obtain the customer’s separate consent, and comply with relevant legal and regulatory requirements for personal information protection.

4. Party M should strictly keep customer personal information confidential, adopt technical measures and other necessary measures to ensure the security of customer information. If a leak, alteration, or loss of customer personal information occurs or is likely to occur, Party M must immediately take remedial actions and notify Party A simultaneously to mitigate harm to the customer and Party A.

5. Party M should ensure that the source of customer information is legal, and the customer information provided to Party A is true and accurate. If customers request access, copying, correction, supplementation, deletion, or other actions regarding their information, both Party A and Party M should promptly cooperate with the customer to handle these requests under legal and reasonable premises. The party first receiving the customer’s request should promptly notify the other party.

6. Party A has the right to supervise matters related to Party M’s handling of Party A’s business and Party A’s customer personal information. Party A has the right, according to legal and regulatory provisions, to require Party M to cooperate in handling matters related to customer information processing. If Party M does not handle customer information according to relevant personal information protection laws, regulations, and contractual agreements, causing impact and losses to Party A and Party A’s customers, Party M shall bear all compensation responsibilities, and Party A has the right to terminate this contract.

Article 25 Dispute Resolution

1. All parties should strictly follow the execution of this agreement.

2. All disputes arising during the execution of this agreement shall be resolved through negotiation among the parties. If the negotiation fails to reach a consensus, the [*****] Provincial Medical Insurance Bureau may be requested to mediate. If mediation fails, the parties may bring a lawsuit to the court with jurisdiction over Party A’s location to resolve the dispute.

Article 26 Supplementary Content: Changes in Underwriting Services

In accordance with Article 5, “Underwriting Services,” of this agreement, after the sales period ends, the policyholders who have purchased insurance online and offline will be issued insurance policies and full-value-added tax invoices for the insurance premiums by the lead insurer according to the finally confirmed co-insurance ratio. However, to meet the needs of some group customers who request invoices in advance, it is necessary for the lead insurer to issue policies during the sales period (December 28, 2023, to February 29, 2024), without a confirmed co-insurance ratio. According to the internal management regulations of the lead insurer’s company, the following three rules are supplemented, and other agreed matters remain unchanged:

(1) Agreed Co-Insurance Ratios for Group Policies During the Sales Period (December 28, 2023 - February 29, 2024)

The lead insurer, as required by the co-insuring companies, will issue policies for group customers who need invoices printed in advance, starting January 1, 2024. Since the final co-insurance ratios cannot be determined at this time, the provisional ratios are based on the final ratios of the [*****] Insurance 2023, as follows:

No.	Institution Name	Agreed Ratio
1	[…]	11.4%
2	[…]	18%
3	[…]	18%
4	[…]	10.6%
5	[…]	6%
6	[…]	13%
7	[…]	5%
8	[…]	2%
9	[…]	8%
10	[…]	4%
11	[…]	4%

After the sales period, in accordance with Article 4 of this agreement, “Co-Insurance Ratios and Shares,” adjustments will be made to the final co-insurance ratios of each co-insuring company.

(2) Agreed Group Customer Policy Issuance Process During the Sales Period (December 28, 2023 - February 29, 2024)

The Party L is responsible for collecting the demands of each co-insuring company and providing feedback to the lead insurer and the Party M. Subsequently, the Party M will transfer the corresponding policy premiums and customer information (name, ID number) to the lead insurer. Each co-insuring company is required to mail the relevant policy documents to the lead insurer. After verifying the insurance materials, policy premiums, and customer information, the lead insurer will proceed with the policy issuance for the corresponding group and complete the invoice issuance within 3-5 business days. After the invoices are printed, they will be mailed back to each co-insuring company.

Mailing address of the lead insurer:

Address: […]

Recipient: […]

Phone: […]

(3) Agreed Rules for Premium Collection

During the sales period, the lead insurer shall collect the group customer information and related premiums for the policies as required by each co-insuring company, but will not distribute these premiums to the co-insuring companies according to the “Agreed Ratios.” Continue to follow the rules of “Underwriting Services” stated in Article 5 of the “Main Agreement.”

Article 27: Other

This agreement shall come into effect upon being sealed with the official seal or the contract-specific seal by all parties, and its validity period shall start from January 1, 2024, and end on December 31, 2024.

Matters related to claims and other unresolved issues shall continue to be governed by the relevant clauses of this agreement.

Matters not covered by this agreement may be addressed in a separate supplementary agreement.

This agreement is made in thirteen copies, with each party holding one copy.

(No text follows)

(This page is for the signing of the agreement)

Party A (Lead Insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party B (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party C (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party D (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party E (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party F (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party G (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party H (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party I (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party J (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party K (Co-insurer): […]

Responsible Person/Authorized Representative Signature:

Date:

Party L (Technology Platform Service Provider): […]

Legal Representative/Authorized Representative Signature:

Date:

Party M (Insurance Brokerage Service Provider): Sunshine Insurance Brokers (Shanghai) Co., Ltd.

Legal Representative/Authorized Representative Signature:

Date:

Attachment 1: [*****] [*****] Inclusive Commercial Health Insurance Protection Plan (“[*****]” 2024 Edition)

[*****] [*****] Inclusive Commercial Health Insurance Protection Plan

I. Project Name

[*****] [*****] Inclusive Commercial Health Insurance - “[*****]” 2024 Edition

II. Undertaking Insurance Companies

Lead Insurer: […]

Co-insurers: […]

III. Explanation of Roles

1. Payer: Individuals paying the insurance premiums must have full civil capacity and can insure themselves, their parents, spouses, or children. For enterprises, institutions, or other organizations paying the premiums, the policyholder must meet regulatory requirements and may represent the respective enterprises, institutions, or organizations.

2. Insured: Urban employees and residents of [*****] [*****] [*****] who are covered by basic medical insurance.

3. Beneficiary: The insured themselves; in the event of the insured’s death, the legal heirs become the beneficiaries.

4. In various coordinating areas of [*****] [*****] (excluding [*****]), individuals paying the premiums may use their medical insurance personal accounts to pay for the [*****] [*****] Inclusive Commercial Health Insurance premiums for themselves, their spouses, children, and parents (not exceeding 7 people in total).

The relationship between the payer and the insured is limited to the payer themselves, their spouse, parents (excluding spouse’s parents), and children. Any falsehood will make the payer liable for all legal responsibilities.

5. If the insured is a minor, the payer must be their legal guardian, ensuring the authenticity and validity of the minor insured’s information and bearing the responsibilities for paying premiums and handling claims.

IV. Insurance Enrollment Period

From December 28, 2023, 00:00 to February 29, 2024, 24:00

V. Insurance Period

1. Duration of Insurance: One year

Insurance Period: From January 1, 2024, 00:00 to December 31, 2024, 24:00.

2. Determination of the Time of Occurrence:

For all protection responsibilities under this product, the time of hospital admission is considered the time of occurrence. If the admission occurs within the insurance period, the insurer bears the liability for compensation; if the admission date is within the insurance coverage period but the discharge date is after the end of the insurance coverage period, this insurance product continues to cover the hospital medical expenses until 90 days after the end of the insurance coverage period, provided that the discharge has not been processed.

VI. Coverage Responsibilities

	Product Name	[*****] 2024
	Coverage Items	Coverage Plan One: Inpatient medical expenses within the basic medical insurance list, paid by the individual	Coverage Plan Two: Reasonable inpatient medical expenses outside the basic medical insurance list, paid by the individual	Coverage Plan Three: Cost protection responsibility for individuals over 18 years old diagnosed with phenylketonuria
	Coverage Details	For insured individuals receiving hospital treatment at designated medical institutions under basic medical insurance, the personal portion paid after compensation from [*****] [*****] basic medical insurance, urban and rural residents’ major illness insurance (or employee large medical expense subsidy, civil servant medical subsidy), and medical assistance includes expenses below the deductible and above the cap.	Pertains to reasonable medical expenses incurred by insured individuals at designated medical institutions under basic medical insurance that fall outside the basic medical insurance list.	For individuals over 18 years old diagnosed with phenylketonuria, the costs incurred for prescribed special medical foods are covered.
	The forehead	[…] RMB	[…] RMB	[…] RMB
	franchise	A shared deductible of […] RMB (included)		No deductible
Reimbursement ratio	Non-pre-existing conditions	[…]% for expenses between […] RMB and […] RMB (included), […]% for expenses above […] RMB		[…]%
	Pre-existing conditions	[…]%		—
	Out-of-[*****] treatments	Reduction of […]% in reimbursement ratios		—
	Hospital Range	Designated medical institutions under basic medical insurance
	Premium	[…] RMB per person per year
	Pre-existing Conditions	Specific pre-existing diseases
	Waiting period	No waiting period
	Insurance Enrollment Period	From December 28, 2023, 00:00 to February 29, 2024, 24:00
	Insurance Period:	From January 1, 2024, 00:00 to December 31, 2024, 24:00

Explanation of Reimbursement Ratios for Coverage One and Coverage Two:

After deducting the basic medical insurance reimbursement amount, the remaining personal expenses:

● […] RMB (included), […]% reimbursement

● […] RMB to […] RMB (included), […]% reimbursement

● Above […] RMB, […]% reimbursement

1. Inpatient Medical Expenses Within the Scope of Medical Insurance Policy

During the insurance period, the insured’s inpatient medical expenses at designated medical institutions under basic medical insurance, after compensation from [*****] [*****] basic medical insurance, urban and rural residents’ major illness insurance (or employee large medical expense subsidy, civil servant medical subsidy), and medical assistance, include the personal portion paid below the deductible and above the cap. The annual cumulative maximum reimbursement limit per insured person is 1 million RMB.

2. Reasonable Inpatient Medical Expenses Outside the Scope of Medical Insurance Policy

During the insurance period, the insured’s reasonable medical expenses incurred at designated medical institutions under basic medical insurance that are outside the basic medical insurance list, have an annual cumulative maximum reimbursement limit of […] RMB per insured person.

3. Reimbursement Ratios for Expenses Within and Outside the Medical Insurance Policy Scope

For the aforementioned inpatient medical expenses within and outside the medical insurance policy scope, the payment amounts are as follows: after deducting the annual cumulative deductible of […] RMB (included), the remaining medical expenses from […] to […] RMB (included) for non-pre-existing conditions are reimbursed at […]%; remaining medical expenses over […] RMB for non-pre-existing conditions are reimbursed at […]%. Within the validity period of the coverage, the maximum cumulative reimbursement for inpatient medical expenses within the medical insurance is 1 million RMB, and for outside the medical insurance, it is […] RMB. For specific pre-existing conditions, after deducting the annual cumulative deductible of […] RMB (included), the reimbursement is […]%. For out-of-[*****] treatments, the corresponding responsibility reimbursement ratio decreases by […]%.

4. Cost Protection Responsibility for Individuals Over 18 Diagnosed with Phenylketonuria

For individuals over 18 diagnosed with phenylketonuria, the costs incurred for prescribed special medical foods need to be substantiated with a formal receipt from a retail pharmacy. The expenses for special medical foods incurred by individuals over 18 diagnosed with phenylketonuria, upon the insured providing the original receipt, are reimbursed at […]%, with no deductible, and the annual cumulative maximum compensation limit per insured person is […] RMB.

This insurance contract applies the principle of compensation. The total amount of medical expense reimbursement for the three protection responsibilities obtained by the insured through any means is limited to the actual amount of medical expenses incurred.

VII. Insurance Premium

[…] RMB per person per year

VIII. Insurable Age

No restrictions.

IX. Insurable Occupation Categories

No restrictions.

X. Waiting Period

No waiting period.

XI. Designated Medical Institutions

Designated medical institutions under basic medical insurance.

XII. Number of Policies Purchased

Each insured person is limited to purchasing one policy; purchasing more is ineffective, and no responsibility is assumed for the excess portion.

XIII. Explanation of Insurance Content

1. Coverage responsibility for reasonable inpatient medical expenses outside the basic medical insurance list pertains to the self-paid portion outside the basic medical insurance list scope, including drugs included in the basic medical insurance list but exceeding the designated payment scope.

2. Costs of high-value drugs settled separately by medical insurance (including outpatient services at designated medical institutions and high-value drugs from dual-channel pharmacies) are included under “Coverage One: Inpatient medical expenses within the basic medical insurance list paid by the individual.”

3. “Specific pre-existing diseases” determination rules:

1) If the insured was diagnosed with a “specific pre-existing disease” before the policy became effective, regardless of whether they are under treatment or have recovered, it is recognized as the insured’s “specific pre-existing disease.”

2) If the insured receives treatment for their “specific pre-existing disease” after the policy becomes effective, the claim will be processed according to the “specific pre-existing disease” claim settlement rules.

3) If the insured was not diagnosed with a “specific pre-existing disease” before the policy became effective, and they develop a “specific pre-existing disease” during the coverage period and receive treatment (once or multiple times), the claim will be processed according to the non-”specific pre-existing disease” claim settlement rules.

4) If the insured experiences multiple hospitalizations during the coverage period that cumulatively meet the claim standard, the main diagnosis of the hospitalization that reaches the claim standard is used to determine whether it is a “specific pre-existing disease” hospitalization.

5) If the insured had a “specific pre-existing disease” before December 31, 2023, 24:00, and is insured under “[*****] 2024,” they belong to the “specific pre-existing disease” group during the coverage period of “[*****] 2024.”

6) List of specific pre-existing diseases:

(1) Malignant tumors (including leukemia, lymphoma, microinvasive cancer; excluding in situ cancers and precancerous lesions)

(2) Cardiovascular and metabolic diseases: Coronary heart disease, heart valve disease, congenital heart disease, malignant arrhythmia, aneurysm (arterial dissection), cardiomyopathy and complications caused by these diseases, heart failure or chronic heart failure; cerebral infarction, cerebral hemorrhage, stroke, and complications caused by these diseases; stage III hypertension, diabetes with complications.

(3) Chronic diseases of the lungs, kidneys, and liver: Chronic respiratory failure, chronic obstructive pulmonary disease (excluding chronic emphysema); chronic renal insufficiency (including renal failure stage, uremia), nephrotic syndrome and complications caused by these diseases; cirrhosis, liver failure and complications caused by these diseases.

(4) Other specific diseases: Paralysis; systemic lupus erythematosus; aplastic anemia; ulcerative colitis; congenital and hereditary diseases.

4. The insured, their legal guardian, or the beneficiary in the event of death must request compensation or payment of the insurance amount from the company no later than two years after the end of the insurance period.

5. Reasonable and Necessary Medical Expenses:

1) In accordance with usual practices: Refers to costs consistent with the treatment standards, treatment methods, and average medical cost levels of the location where medical services are received. Whether the costs conform to usual practices is audited by us based on objective, prudent, and reasonable principles; if the insured disagrees with the audit results, they can have the costs audited and verified by a mutually recognized authoritative medical institution or medical expert.

2) Medically necessary: Refers to medical expenses that meet all the following conditions:

(1) Necessary for treating accidental injuries or diseases

(2) Not exceeding the principles of safe and adequate treatment

(3) Prescribed by a doctor

(4) Non-experimental, non-research-based

(5) Consistent with the generally accepted medical professional practices of the treatment location. Whether the costs are medically necessary is audited by us based on objective, prudent, and reasonable principles; if the insured disagrees with the audit results, they can have the costs audited and verified by a mutually recognized authoritative medical institution or medical expert.

(6) Definition of “[*****] 2024” out-of-[*****] treatment: Refers to the medical institution where the insured receives hospital treatment being located outside [*****] [*****].

Attachment 2: Function List

1. Insurance System Function List:

Primary Menu	Secondary Menu	Function Description
Mobile End - Insurance Services	User Login	Login via external public account, app, or by scanning a QR code to the mobile H5 page; registration and binding required at first login.
Validate if the logged-in user is a whitelist user (sales agent).
	Insurance Verification	1. Verify the insurance identity of the insured, supporting new city residents for insurance. 2. If opting for personal account payment, verify if the insured person is an active participant in the medical insurance.
	Personal Center	After successful registration, users can access the personal center to view order details and other services; entry to various modules is allowed only after identity verification, customized display of content based on user identity type.
	Personal Information Binding and Modification	After successful registration on the mobile end, users can complete their basic personal information (name, ID number) for smooth business operations.
Users can modify their personal information (name, type of ID, ID number) if there are no valid orders.
	Online Insurance	Introduce the details of the Huimin Insurance product.
Fill in the insurer and insured’s information and make the premium payment as per the insurance application process.
Verify the payer’s information.
Add insured persons (multiple can be added).
Verify the purchase eligibility of the insurer and the insurance eligibility of the insured.
Pay the order cost using the medical insurance personal account (excluding combined payments).
Pay the personal account costs using personal funds (various self-payment methods depending on the project, excluding combined payments).
	My Orders	This page displays pending payment orders (shown by sub-order).
This page displays paid orders (shown by sub-order).
This page displays refunded orders (shown by sub-order).
This page displays canceled orders (shown by sub-order).
	Insurance Results	Users can download their personal insurance policy certificate on the mobile end after the insurance company issues the policy.
	Corporate Insurance Appointment	Online corporate-initiated insurance appointment applications, followed up by customer service after application.
	Corporate Appointment Inquiry	Can inquire about online corporate-initiated appointment applications; customer service will follow up offline on subsequent insurance matters.
	Customer Service	Provides 7x8 hours of customer service daily for Huimin Insurance customers, requiring telephone communication.
	SMS Verification	Login verification; insurer’s mobile phone number verification; notifications sent upon successful purchase or cancellation.
	Insurance Dashboard	Real-time viewing of insurance details (consistent with the PC dashboard indicators), configurable viewing permissions on the mobile end.
	Historical Orders	Query details of orders from previous years.
	Insurance Inquiry	Query individual insurance records through name and ID information (data list - searchable across the entire database).

PC End	Group Insurance Management	Click to import customer insurance information from external sources; the list is verified for medical insurance identity, and successful verifications can proceed with “cancel pre-insurance, confirm insurance” actions.
Select a pre-insurance batch number in the “Import Batch Number” field, then click “Cancel Pre-Insurance” to cancel the pre-insurance record.
Enter the payment method in the “Payment Method” field, then click “Confirm Insurance” to confirm the insurance.
	Corporate Insurance Appointment Management	(1) Query online corporate-initiated appointment applications; customer service will follow up offline on subsequent insurance matters. (2) Export related records.
	Sporadic Offline Insurance Management	Import pre-insurance information in batches via files.
Export pre-insurance information in batches. Query orders paid by personal account, extract the insurer’s name, type of ID, ID number, and total order cost for export.
Add basic information for the insurer, insured, and products.
	Mobile End User Management	Manage registered user information on the mobile end (can suspend users - meaning entry into the blacklist); batch import list (sales agents list).
Edit user mobile phone number, and personal key elements.
	Whitelist User Management	Maintain a whitelist of mobile end users (representing sales personnel), batch import, editable.
	Insurance Verification Whitelist	People within the whitelist do not need to verify medical insurance status during insurance.
	Report Management	Export the volume of different medical insurance types by district within a set time range.
Export the number and amount of different payment methods within a set time range.
Export the volume of insurance from different channels within a set time range (restricted by insurance company authority).
Export daily insurance volume from each channel within a set time range (defaults to exporting data from the last seven days, restricted by insurance company authority).
Export promotional details of each insurance company within a set time range (restricted by insurance company authority).
	Medical Insurance Enrollment Management	Maintain a list of medical insurance enrollees (importable, add new).
	Export Task Management	View asynchronous export tasks and download corresponding reports.
	Insurance Information Management	Query all online insurance order information and track order status. Export promotional activities of each insurance company’s agents.
Export the insurance summary table.
Export the insurance information management list.
	Insurance Data Dashboard	Real-time viewing of dynamic data for various indicators.
	User Management	Complete the entry, maintenance, and authorization of user information, assign appropriate roles to users, and batch import/export user information.
	Role Management	Create role groups through role management, add relevant personnel to groups, and assign role functions, linking roles and permissions to operate module menus.
	Dictionary Management	Maintain business code information in the system through adding, editing, and deleting operations.
	Image Configuration	Configure images and logos in the system online.
	Past Disease Verification	After the insurance period ends, determine whether the insured has pre-existing conditions, including tags for the year and major pre-existing conditions.
	Menu Management	Maintain menu management, add and edit menus.

System Interfaces	Payment Interface Service	Interface with various payment platforms to complete payment and refund functions.
	Business Expansion Platform Interface	Interface with external business expansion platforms to synchronize order information and performance data in real time.
	Medical Insurance Interface Service	Interface with the medical insurance platform to verify medical insurance identity and handle personal account payments and refunds.
	Insurance Channel Interface Service	Support external channels to access the insurance platform for online insurance operations and record channel information.

2. Claims System Function List:

Primary Menu	Secondary Menu	Function Description
Mobile End	User Access	Users click on “Apply for Claims” at the designated claims entry point for Huimin Insurance, redirecting to the H5 page of the claims service platform. After logging in, users can proceed with claims applications and case inquiries.
	Insured Person Management	Users can bind an insurance policy by filling in the insured’s three key details, and also enter mobile phone and bank account information for use in the claims process.
	Offline Claims Application	Step 1: Fill in basic incident information required for claims, such as the claimant, the person involved in the incident, and the hospital visited.
Step 2: Users must categorize and upload the required claims documents as images, facilitating the subsequent review by auditors.
Step 3: After completing the upload of documents, users need to provide their electronic signature for authorization to ensure the compliance of the application.
Step 4: After submitting the claims application, the system needs to invoke the policy inquiry interface to instantly query and verify user policy information, ensuring the rationality of the claims application behavior.
	Online Fast Claims Application	Users can view fast claim case information automatically generated based on medical insurance settlement data, as well as details of the claims results.
When viewing fast claims data, users can apply to trigger the subsequent fast claims process, needing to maintain the insured’s bank account and contact information in advance, and provide their electronic signature for authorization.
	Claims Inquiry	Users can view past claims applications and details of the claims cases, facilitating tracking of the claims process.
For claims cases that cannot proceed due to insufficient materials, users can upload additional documents on the claims record details page (the system will display instructions for the required additional materials).

PC End - Claims Management	Policy Management	Query and import insured person’s policy information.
Statistics on claims situations, claims ranking briefs, statistics of claims cases (by insurance liability), (by medical category), (by region), claims timeliness statistics, high-value drug claims statistics.
	Case Filing	View all cases in the process of being filed or returned for filing. After clicking on case details, case information can be entered or edited.
During case acceptance, verify the insured’s insurance status and provide feedback on the user’s policy information and insurance status. After obtaining policy information, it can be displayed and verified on the page.
After entering case information, select the appropriate filing conclusion based on the completeness and reasonableness of the materials submitted by the user and then submit the case (normal cases can be approved; cases that do not meet the identity or insurance liability can be denied with reasons noted).
	Preliminary Review	View all cases under preliminary review. After clicking on case details, proceed with the preliminary review.
The system automatically calculates the claims amount based on the matched claims liability. Multiple liabilities can be calculated for the same case.
Reviewers need to examine the case information, check the filing notes, verify the materials and claims results, determine whether the medical expenses meet the reimbursement rules, and then choose the appropriate preliminary review conclusion to submit the case (normal cases can be directly approved; cases not meeting liability rules can be denied with reasons noted).
Reviewers can return cases with missing claims materials or incorrect incident information back to the filing stage for correction, or notify the user to resubmit the claims materials.
	Re-review	View all cases under re-review. After clicking on case details, proceed with the re-review.
After reviewing the case details, reviewers can directly approve normal cases or return problematic cases to the filing or preliminary review stages for reprocessing.
	Comprehensive Inquiry	Query all claims cases on the platform based on case status, person involved, etc., and view case details.
After querying cases based on conditions, download all case information in Excel file format.
View complete case information, including basic claims case information (applicant, person involved, hospital visited, various types of claims materials, calculation results, etc.), and information related to the case processing flow (results and audit notes from filing, preliminary review, re-review).
	Fast Claims Case Management	Query fast claims cases based on case status, person involved, etc., and view case details.
Statistically analyze fast claims case data by dimensions such as time, type of visit, etc.
Statistically analyze fast claims case data based on settlement date, insured person, etc.
PC End - Payment Management (Insurance Company)	Claims Payment	Query all pending payment reimbursement-type claims cases, including information on the payer (insurance organization) and payee (person involved’s bank account), and associated claims case numbers.
Based on the above query results, download all claims payment information in Excel file format, then send the file to the insurance company for claims payment.
After the insurance company makes the claims payment, the payment results can be imported into the system; successful import changes the case status to archived.

Log Management	Operation Log Management	Query user operation logs in the system, displaying logs related to business scenarios, processing times, and operation content, facilitating subsequent log audits.
Basic Management	Institution Management	Maintain basic information for underwriting institutions, insurance institutions, and service institutions, with the ability to add and edit basic information, used as necessary information during insurance product maintenance.
	Three Catalog Management	Maintain the medical insurance three catalog details for various cities.
	Designated Pharmacy Management	Query designated pharmacy information based on region, name, etc., with the ability to add or edit designated pharmacy information.
	Special Medicine Catalog Management	Provide a query function for special medicine information catalogs, serving as a basic special medicine catalog for insurance product selection, view details of special medicines (including dosage, indications, etc.).
	Designated Hospital Management	Query medical institution information based on level, rating, etc., with the ability to add or edit medical institution information.
	Diagnosis Catalog Management	Manage diagnosis codes and names catalog, with the ability to add or edit diagnosis information.
	Material Type Management	Maintain the types of claims materials corresponding to mobile end claims case applications; the mobile end can dynamically display the types of materials to be uploaded based on the case type.
	Insurance Product Management	Maintain corresponding insurance products, with the ability to query and edit insurance product information.
	Protection Plan Management	Manage the protection plans of insurance products and the corresponding payment responsibility information under the protection plans.
	Payment Responsibility Maintenance	Maintain and manage payment responsibilities based on the dimensions of insurance organization, product, and protection plan.
PC End - User Rights Management	Data Dictionary	Maintain business code information in the system through adding, editing, and deleting operations.
	User Management	Complete the entry, maintenance, and authorization of user information, assign appropriate roles to users, and batch import/export user information.
	Role Management	User operation permissions in the system are controlled through roles, which can be understood as user groups with certain operation permissions. Create role groups through role management, add relevant personnel to groups, assign role functions, linking roles and permissions to operate module menus.
System Integration (Medical Insurance)	Fast Claims Application	After Huimin Insurance insured users undergo normal medical insurance settlement at hospitals, the medical insurance platform will periodically push this transaction settlement information to the claims platform, which then triggers automatic case filing, review, and calculation processes. Completed claims cases can be queried on both the backend management end and the mobile end pages.
	Fast Claims Cancellation	After Huimin Insurance insured users undergo medical insurance settlement cancellation at hospitals, the medical insurance platform will recognize the cancellation record and periodically push this negative transaction settlement information to the claims platform, which then triggers the case cancellation process for the claims case.